Exhibit 99.1

Filed by White River Capital, Inc.
Pursuant to Rule 425 under the Securities Act of 1933 and
deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: White River Capital, Inc.
Commission File No.: 001-33257

PRESS RELEASE

White River Capital, Inc. www.WhiteRiverCap.com (NYSE Alternext US: RVR)

Contact:	Mark R. Ruh President & Chief Operating Officer	Martin J. Szumski Chief Financial Officer

Address:	1445 Brookville Way Suite I Indianapolis, IN 46239	1445 Brookville Way Suite I Indianapolis, IN 46239

Phone:	(317) 806-2166 x 6468	(858) 759-6057

October 27, 2008

WHITE RIVER CAPITAL, INC. ANNOUNCES
SHARE REPURCHASE PROGRAM

Indianapolis, Indiana . . . White River Capital, Inc. (NYSE Alternext US: RVR) ("White River") today announced that its Board of Directors approved a program to repurchase, from time to time and subject to market conditions, up to 150,000 shares of White River’s outstanding common stock, without par value, on the open market or in privately negotiated transactions.  Repurchases are authorized to begin on the third business day following the filing, with the Securities and Exchange Commission (“SEC”), of the Form S-4 registration statement relating to White River’s previously announced merger transaction with First Chicago Bancorp.  The repurchase program will end on the day prior to the closing date of the merger transaction.

"White River remains committed to providing value for our shareholders," said Mark Ruh, White River’s President and Chief Operating Officer. He further added, "We believe that at current price levels, White River’s shares are an attractive investment and our repurchase program reflects our continuing confidence in White River’s financial strength. We have maintained the flexibility to invest in our current business with our strong balance sheet, high profitability and significant free cash flow."

The number of shares authorized to be repurchased under the program represent approximately 3.9% of White River’s common stock outstanding as of June 30, 2008 as reported on White River's most recent Form 10-Q filed with the SEC.

ABOUT WHITE RIVER, COASTAL CREDIT AND UAC

Founded in 2004, White River is the holding company for Coastal Credit LLC and Union Acceptance Company LLC.

Coastal Credit LLC is a specialized auto finance company, headquartered in Virginia Beach, Virginia, engaged in acquiring sub-prime auto receivables from both franchised and independent automobile dealers which have entered into contracts with purchasers of typically used, but some new, cars and light trucks.  Coastal Credit then services the receivables it acquires. Coastal Credit commenced operations in Virginia in 1987 and conducts business in 20 states – Alaska, Arizona, California, Colorado, Delaware, Florida, Georgia, Hawaii, Louisiana, Maryland, Mississippi, Nevada, North Carolina, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas, Virginia and Washington – through its 17 branch locations. The Coastal Credit receivables portfolio, net of unearned finance charges, was $98.9 million at June 30, 2008.

Union Acceptance Company LLC is a specialized auto finance company, based in Indianapolis, Indiana, which holds and oversees its portfolio of $4.2 million in non-prime auto receivables, as of June 30, 2008.

The above mentioned repurchase program does not guarantee that any shares authorized for repurchase will be repurchased at or above the market price on the date of authorization, or that such repurchase will occur to the full extent authorized, or that the repurchase of any shares will result.  Among other things, the authorized repurchases may be subject to restrictions pursuant to applicable law and rules and regulations of the SEC concerning the timing, method and amount of share repurchases.  The authorized repurchases also may be subject to delay, periodic interruptions or cancellation if necessary to comply with insider trading laws and other securities-offering related restrictions under applicable securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

White River will file a registration statement on Form S-4 with the SEC in connection with the proposed merger transaction with First Chicago Bancorp (“First Chicago”).  The registration statement will include a joint proxy statement of White River and First Chicago that also constitutes a prospectus of White River, which will be sent to the shareholders of First Chicago.  We urge shareholders to read the joint proxy statement/prospectus when it becomes available because it will contain important information about White River, First Chicago, and the proposed merger transaction.  When filed, this document and other documents relating to the merger filed by White River and First Chicago can be obtained free of charge from the SEC’s website at www.sec.gov.  This site includes financial highlights, stock information, public filings with the SEC, and corporate governance documents.  The SEC public filings available for review include but are not limited to:

o	White River’s Annual Report on Form 10-K for the year ended December 31, 2007,
o	its Proxy Statement on Schedule 14A dated April 10, 2008, and
o	its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2008.

These documents and additional information about White River also are available at White River’s web site located at: www.WhiteRiverCap.com, and information about First Chicago is available at www.FirstChicago.com.  Alternatively, these documents, when available, can be obtained free of charge from White River upon written request to:

White River Capital, Inc.
Mark R. Ruh
President and Chief Operating Officer
1445 Brookville Way, Suite I
Indianapolis, IN 46239
or by calling (317) 806-2166 x6468

of from First Chicago upon written request to:

First Chicago Bancorp
J. Christopher Alstrin
Executive Vice President and Chief Financial Officer
1145 N. Arlington Heights Road
Itasca, IL 60143
or by calling (630) 250-9500

PARTICIPANTS IN THIS TRANSACTION

White River and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger transaction with First Chicago under the rules of the SEC.  Information about these participants may be found in the Definitive Proxy Statement of White River relating to its 2008 Annual Meeting of Shareholders filed with the SEC on April 4, 2008.  This definitive proxy statement can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants also will be included in the joint proxy statement/prospectus regarding the proposed merger transaction when it becomes available.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking information about White River that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Such information includes forward-looking statements above regarding White River’s repurchase of its common stock, its confidence in its financial position and liquidity, the future financial performance of White River, its prospects for future earnings, and the prospective timing of the proposed merger of First Chicago into White River.  All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of White River. White River cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to:

•	the unpredictability and volatility of the market price and trading volume of our common stock;
•	losses and prepayments on our receivable portfolios;
•	general economic, market, or business conditions;
•	changes in interest rates, the cost of funds, and demand for our financial services;
•	changes in our competitive position;
•	our ability to manage growth and integrate acquired businesses;
•	the opportunities that may be presented to and pursued by us;
•	competitive actions by other companies;
•	changes in laws or regulations;
•	changes in the policies of federal or state regulators and agencies; and
•	potential failure to obtain shareholder or regulatory approval for the merger or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, White River's results could differ materially from those expressed in, implied or projected by such forward-looking statements. White River assumes no obligation to update such forward-looking statements.

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